UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2011
CBIZ, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32961	22-2769024

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6050 Oak Tree Boulevard, South, Suite 500 Cleveland, Ohio	44131

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 216-447-9000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders
The annual meeting of stockholders of the Company was held on May 12, 2011. The following matters were voted on at the annual meeting:
1.	The stockholders elected all of management’s nominees for election as directors. The results of the vote taken were as follows:

Directors	For	Against	Abstain	Non Votes

Joseph S. DiMartino	34,119,187	1,157,542	49,792	7,489,283

Richard C. Rochon	34,118,778	1,164,945	42,798	7,489,283

Donald V. Weir	34,626,173	657,650	42,698	7,489,283
2.	The stockholders ratified the selection by the Audit Committee of the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011. The results of the vote taken were as follows:

For	42,405,617

Against	336,805

Abstain	73,382
3.	The stockholders approved, through a non-binding advisory vote, the compensation of the Company’s Named Executive Officers. The results of the vote taken were as follows:

For	26,976,087

Against	8,282,651

Abstain	67,783

Non Votes	7,489,283
4.	The stockholders approved, through a non-binding advisory vote, the proposal that the Company hold an advisory vote regarding the compensation of the Company’s Named Executive Officers on an annual basis. The results of the vote taken were as follows:

One Year	33,679,038

Two Years	393,644

Three Years	1,164,264

Abstain	89,495

Non Votes	7,489,363

5.	The stockholders approved the adoption of the proposed Amended and Restated CBIZ 2002 Stock Incentive Plan. The results of the vote taken were as follows:

For	26,568,280

Against	8,635,265

Abstain	122,896

Non Votes	7,489,363
6.	The stockholders approved the adoption of the proposed Amended and Restated CBIZ 2007 Employee Stock Purchase Plan. The results of the vote taken were as follows:

For	34,946,624

Against	333,877

Abstain	45,940

Non Votes	7,489,363
7.	The stockholders did not approve the adoption of the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to authorize a class of preferred stock with a par value of $1.00, under which the Board of Directors would have the authority to issue up to 5,000,000 shares of preferred stock in accordance with the terms of the proposed amendment attached to the CBIZ 2011 Proxy Statement. The results of the vote taken were as follows:

For	14,977,308

Against	20,313,672

Abstain	35,461

Non Votes	7,489,363
8.	The stockholders approved the passage of such other business as may properly be brought at the 2011 Annual Meeting. The results of the vote taken were as follows:

For	21,660,457

Against	20,622,261

Abstain	533,006

SIGNATURES:
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 17, 2011

CBIZ, Inc.

By:	/s/ Michael W. Gleespen Name: Michael W. Gleespen
Title: Corporate Secretary